UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: March 1, 2017

Texas South Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-171064	99-0362471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4550 Post Oak Place Dr., Suite 300

Houston, TX 77027

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 820-6300

3 Riverway, Suite 1800

Houston, TX 77056

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

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Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 1, 2017, the Board of Directors of Texas South Energy, Inc. (the “Company”) adopted a resolution to change the Company’s fiscal year end from October 31 to December 31, effective immediately. The Company will file a transition report on Form 10-K covering the transition period from November 1 to December 31, 2016, which is the period between the closing of the Company’s most recent fiscal year and the opening date of the newly selected fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 3, 2017

TEXAS SOUTH ENERGY, INC.

By:	/s/ Michael J. Mayell
Michael J. Mayell
Chief Executive Officer